Exhibit 99.1

Disclaimer 2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meanings of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent known and unknown uncertainties, risks, changes in circumstances and other factors that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from actions taken by the federal government, including the threat or implementation of tariffs, immigration enforcement, executive orders, and changes in foreign policy; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including the level and impact of inflation, and future monetary policies of the Federal Reserve and executive orders in response thereto, and possible recession; credit risk and risks from concentrations (including by type of borrower, geographic area, collateral and industry) within the Company’s loan portfolio or large loans to certain borrowers (including commercial real estate (“CRE”) loans); the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for credit losses on loans; new or revised accounting standards as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, Securities and Exchange Commission (the “SEC”) or Public Company Accounting Oversight Board; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions, “fintech” companies and digital asset service providers; the effectiveness of our risk management framework; rapid technological changes implemented by us and other parties in the financial services industry, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequence to us and our customers, including the development and implementation of tools incorporating artificial intelligence; the commencement, cost and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, domestic or foreign; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of tariffs or other governmental policies impacting the global supply chain and the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics, acts of war, military conflicts, or terrorism, changes in foreign relations, or other adverse external events, including the wars in Iran and Ukraine, and other international military conflicts; the impact of the current partial shutdown of the federal government and possible future shutdowns; potential impairment to the goodwill the Company recorded in connection with acquisitions; risks associated with our integration of First Minnetonka City Bank (“FMCB”) and the effect of the merger on the Company’s customer and employee relationships and operating results; changes to U.S. or state tax laws, regulations and governmental policies concerning the Company’s general business, including changes in interpretation or prioritization of such rules and regulations; the impact of bank failures or adverse developments at other banks and related negative publicity about the banking industry in general on investor and depositor sentiment regarding the stability and liquidity of banks; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the SEC. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although the Company believes that such information is accurate and that the sources from which it has been obtained are reliable, the Company cannot guarantee the accuracy of, and has not independently verified, such information. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation.

The Finest Entrepreneurial Bank 3 Company Overview Branch-Light Model in Attractive Twin Cities Market Name: Bridgewater Bancshares, Inc. Headquarters: St. Louis Park, MN Ticker: NASDAQ: BWB; BWBBP Assets: $5.3 Billion Loans: $4.4 Billion Deposits: $4.3 Billion Shareholders’ Equity: $528.4 Million Serving a Commercial-Focused Client Base Track Record of Profitability, Growth and Efficiency • CRE lending • Acquisition financing • Construction lending • Affordable housing financing • Long-term multifamily financing • Leases • Commercial & business lending • Business / treasury management • SBA lending • 1-4 family rentals • Personal banking CRE, 32% Multifamily, 36% C&D, 6% Leases, 1% C&I, 14% 1-4 Family, 11% Consumer, <1% $4.4B Business and Personal Banking Commercial Banking Loan Balances • Founded in 2005 by a group of banking industry veterans and local business leaders • Continuous profitability since the third month of operations • Proven ability to generate strong organic growth in the Twin Cities • Expertise in commercial real estate with a focus in multifamily and affordable housing lending • Highly efficient operations with a branch-light model • Organizational focus on risk management with a long track record of superb asset quality Data as of March 31, 2026 Twin Cities

Strategic Leadership Team (SLT) with Broad Skill Sets and Industry Experience 4 Jerry Baack Chairman and Chief Executive Officer • Former regulator and responsible for all aspects of BWB formation • Lead founder of BWB in 2005 • 35+ years of banking experience Laura Espeseth Chief Administrative Officer • Oversees various aspects of finance, accounting, and facilities • Joined BWB in 2017 • 20+ years of banking and public accounting experience Nick Place Chief Banking Officer • Oversees all aspects of client growth and relationship management, including lending, treasury management and deposits • Joined BWB in 2007 • 20 years of banking experience Joe Chybowski President and Chief Financial Officer • Strategic insights across all aspects of the organization, including finance, capital and liquidity management • Joined BWB in 2013 • 15+ years of banking and capital markets experience Lisa Salazar Chief Operating Officer • Oversees operations, technology and product initiatives to drive efficiencies and enhance the overall client experience • Joined BWB in 2018 • 30+ years of banking experience Approximately 20% of BWB’s common shares were owned by Board and SLT members as of March 31, 2026, demonstrating strong alignment with shareholders Katie Morrell Chief Credit Officer • Oversees credit policies and practices and chairs the loan and credit risk management committees • Joined BWB in 2020 • 18+ years of financial services experience Jessica Stejskal Chief Experience Officer • Oversees marketing, community impact and project management • Joined BWB in 2014 • 14+ years of marketing experience

A Disciplined Strategy Built for Growth 5 Truly Unconventional Culture Highly Efficient Business Model • A Top Workplace in Minnesota for 10+ years • Focus on professional development and employee retention • Entrepreneurial mindset built for speed and accountability, not bureaucracy • Accessible, hands-on leadership, actively involved in decisions and the business • Culture of transparency and ownership, enabling teams to act quickly and solve problems • Long track record of generating robust organic loan growth • Emphasis on CRE and multifamily lending • Increased focus on affordable housing with growth opportunities both in-market and nationally • M&A-related market disruption has created client and talent acquisition opportunities to support loan and deposit growth • Opportunistic acquirer following successful bank acquisition in 2024 • Branch-light model with a commercial real estate focus • Efficient operating philosophy, including networking, banking tools and in-house expertise • Relatively low levels of expenses as a percent of total assets • Efficiency ratio consistently better than peer banks • Strong asset quality track record with consistently low levels of NCOs and NPAs • Conservative and decisive credit culture, including measured risk selection, consistent underwriting, active credit oversight and deep industry experience • Invest in scaling the risk management function to address emerging risks and support longer term growth outlook 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2026 (Source: S&P Capital IQ) Consistent Tangible Book Value1 Growth and Outperformance Tangible Book Value Per Share1 growth resumed in 1Q25 following a bank acquisition in 4Q24 252% 100% 4Q16 2Q17 4Q17 2Q18 4Q18 2Q19 4Q19 2Q20 4Q20 2Q21 4Q21 2Q22 4Q22 2Q23 4Q23 2Q24 4Q24 2Q25 4Q25 1Q26 BWB Peer Bank Average2 Robust Balance Sheet Growth Proactive Risk Management

Our Core Values 6 Unconventional. Our clients notice a difference. Responsive. Under promise, over deliver. Dedicated. Don’t stop until you get it done. Growth. If you aren’t moving forward, where are you going? Accurate. It’s more than just an expectation.

Culture as a Strategic Advantage 7 32% Employee Experience Clear Accountability Professional Development Employee-Led Committees Compensation and Benefits Intentional investment in the employee experience, supporting long-term engagement and retention Disciplined operating rhythms and clear accountability, supporting execution and scalability Committed to investing in learning, development and career growth with an emphasis on developing talent from within Employee-led committees supporting wellness, inclusion and professional development Competitive, equitable compensation and benefits designed to attract and retain high-performing teams Team members promoted into next-level and/or leadership roles in 2025 5-Time Winner

A Responsive Service Model 8 Our clients can expect… • Responsive support and simple solutions • A local bank of choice in a market where many local banks have been acquired by out-of-state buyers • Flexibility, market expertise and strong network connections The “Proven Process” for Our Clients • BEST Business Bank • BEST Small Business Bank • BEST Commercial Mortgage Lender An Award-Winning Client Experience • BEST Business Bank • BEST Commercial Lender

Bridgewater’s Pillars of Community Impact Building Places Fueling Business Investing in People • Affordable housing and community development initiatives • Partnerships that strengthen neighborhoods and housing stability • Supporting entrepreneurs and small businesses that drive local economic vitality • Expanding access to capital, mentorship, and business networks, particularly for women-owned and diverse businesses • Workforce development, financial education, and community wellbeing • Programs that expand access to opportunity and long-term financial mobility • “Outstanding” CRA Rating • Minnesota Banker’s Association – Community Champion Award • Partnered with the FHLB of Des Moines through the Member Impact Fund to help deliver over $800K in matching grants to 23 Minnesota nonprofits focused on affordable housing and community development 2025 Community Impact Snapshot $401K Total Donations 1,161 Volunteer Hours Bridgewater is committed to investing in the communities we serve, through philanthropy, volunteering, and strategic partnerships, focused across our three Pillars of Community Impact: BWB partnered with Project for Pride in Living to support affordable housing and community stability initiatives benefiting youth and families across the Twin Cities BWB sponsored a Power of 100 Greater Stillwater event, supporting women leaders who are fueling local economic growth through collective philanthropy As part of BWB’s Take Your Child to Work Day, kids packed backpacks for resident children at People Serving People, allowing them to be prepared for the school year A Commitment to Our Communities 9

Attractive and Growing Twin Cities Market 10 #3 Fortune 500 companies per capita (17)1 Large Corporate Presence #1 State with highest average credit score (742)2 Credit Worthy Population #6 Best state for economic opportunity3 Economic Opportunity #10 Top state for business4 Top State for Business #4 Best rental market for recent college graduates5 State to Move to Top 20 Most populated MSA in the U.S.6 Populated MSA 2.28% 0.95% Twin Cities Midwest Weighted Average $105,075 $81,775 Twin Cities Midwest Weighted Average Strong Market Demographics 2026 Median Household Income ($)6 2026 – 2031 Proj. Population Growth (%)6 1 Source: Minnesota Department of Employment and Economic Development (ranking among 30 largest metro areas) 2 Source: Experian – Average FICO Score by State, 2025 3 Source: U.S. News & World Report, 2025 4 Source: CNBC, 2025 5 Source: Realtor.com, 2025 6 Source: S&P Capital IQ

Bank-of-Choice For Twin Cities Clients Looking to Bank Local 11 1 Source: FDIC and S&P Capital IQ; includes banks with deposits in the Minneapolis-St. Paul MSA (data as of June 30 of each year) 2 Total assets as of March 31, 2026; excludes Ameriprise Financial 3 Source: FDIC and S&P Capital IQ Largest Minnesota-Based Banks by Total Assets1 2014 0.36% 0.59% 0.11% 0.07% 0.08% 0.01% $1.5 $1.5 $1.5 $1.6 $2.3 $2.7 $2.7 $2.9 $3.0 $3.7 $5.3 $683.4 Citizens Alliance Bank North American Bank Park State Bank Deerwood Bank Think Mutual Bank Tradition Capital Bank Sunrise Banks Merchants Bank Minnwest Bank Frandsen Bank & Trust BWB U.S. Bank 1Q262 0.05% 0.49% 0.04% 0.12% 0.11% 0.73% 0.33% 0.16% 0.33% 0.27% 1.84% 41.21% Acquired Acquired Acquired Acquired Acquired 0.09% 0.57% 1.14% 2.51% • Second largest locally-led bank in the Twin Cities • Significant Twin Cities market disruption with several local banks being acquired by out-of-market buyers • BWB has the scale and agility to be the bank-of-choice for local clients looking for a local bank with local decision-making • BWB’s YoY in-market deposit growth has exceeded Twin Cities MSA growth for 13 consecutive years3 Total Assets Deposit Market Share (Minneapolis-St. Paul MSA) 0.27% #2 26.76% $0.7 $1.2 $1.4 $1.4 $1.5 $1.5 $1.5 $1.6 $1.6 $2.9 $18.9 $384.2 BWB Central Bank Anchor Bank Merchants Bank Minnwest Bank Think Mutual Bank Stearns Bank Frandsen Bank & Trust Klein Bank Bremer Bank TCF Bank U.S. Bank #14

History of Robust Organic Asset Growth 12 $1,184 $4,821 $76 $245 $929 $1,260 $1,617 $1,974 $2,269 $2,927 $3,478 $4,346 $4,612 $5,066 $5,407 $5,335 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26 Organic Acquired Assets Proven ability to consistently generate robust organic asset growth primarily in the Twin Cities market Emphasis on commercial real estate and multifamily lending with an increased focus on affordable housing Dollars in millions Ongoing evaluation of potential M&A opportunities to complement organic growth strategy Completed the acquisition of First Minnetonka City Bank in December 2024

Return to Normalized Levels of Loan Growth 13 Dollars in millions 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 $3,569 $3,724 $3,869 $4,310 $4,368 2022 2023 2024 2025 1Q26 Long track record of strong loan growth • Strong brand presence and relationships in the market allow us to get in front of high-quality clients and deals • Operating in a competitive “sweet spot” in the Twin Cities – financing larger deals than community banks, but under the radar of the larger banks • Opportunities to build new client and banker relationships due to recent M&A-related market disruption in the Twin Cities • Expansion of talented lending and treasury management teams • Recent growth in affordable housing with balances up 19% year-over-year After moderating through much of 2024 due to the higher interest rate environment, organic loan growth returned in 2025 $4,020 $4,146 $4,215 $4,310 $4,368 1Q25 2Q25 3Q25 4Q25 1Q26 • 1Q26 loan balances increased 5.5% annualized • Near-term loan growth dependent on a variety of factors, including: • Market and economic conditions – economic uncertainty including the interest rate environment • Loan demand – M&A disruption and strong pipelines to support near-term growth, but economic uncertainty and increased competition could impact demand going forward • Loan payoffs and paydowns – pace of loan payoffs will continue to impact loan growth • Core deposit1 growth – pace of core deposit growth will be a governor on loan growth as we look to remain within our target loan-to-deposit ratio range

Strong Diversification Within Key Portfolios 14 1 Includes formally subsidized properties (25%) and market rate properties with affordable set-asides (6%) Data as of March 31, 2026 Class A 24% Class B 11% Class C 34% Affordable Housing 31% Size YoY Growth Go-to-Market Strategy Competitors Growth Outlook Key Stats Portfolio Diversification Multifamily CRE Nonowner Occupied Construction & Development C&I Bank of choice in the Twin Cities market due to proven expertise and differentiated service model Knowledgeable lenders with efficient closing processes and ample capacity Responsive support, simple solutions and the local touch entrepreneurs are looking for Efficient underwriting process and deep knowledge in construction loan management Agency lenders, local banks and credit unions Local banks and life insurance companies Local and regional banks Local and regional banks Continued appetite given expertise and market opportunities Continued appetite given expertise and market opportunities Increased focus on expanding C&I through targeted verticals Renewed balance sheet growth following increased commitments since late 2024 $3.0M Avg. Loan Size 68% Weighted Avg. LTV 99% Loans with Pass Rating $2.0M Avg. Loan Size 56% Weighted Avg. LTV 99% Loans with Pass Rating $438K Avg. Loan Size 0.07% 5-Year NCOs 99% Loans with Pass Rating $0.8M Avg. Loan Size 54% Weighted Avg. LTV 0.00% 5-Year NCOs Property Type Industrial 28% Office Retail 20% 18% Senior Housing 8% Mini Storage Facility 10% Medical Office 4% Other 12% Property Type RE, Rental and Leasing 53% Constr. 8% Manufact. 12% Prof. Services 6% Finance & Ins. 6% Trade 1% Accom. & Food Service 1% Other 13% Industry Residential 19% Multifamily 30% CRE Other 14% Land 37% Property Type $1,590M 36% of portfolio $1,185M 27% of portfolio $593M 14% of $260M portfolio 6% of portfolio 4% 12% 55% 12% 1

Well-Diversified Loan Portfolio with Multifamily and CRE Expertise 15 354% 333% 318% 304% 313% 266% 264% 258% 232% 213% 224% 220% 180% 164% 185% 177% 204% 190% 219% 257% 250% 249% 249% 241% 534% 497% 503% 480% 517% 456% 483% 515% 482% 462% 473% 461% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26 CRE NOO 27% Multifamily 36% C&D 6% C&I 14% CRE OO 4% 1-4 Family 11% Leases 1% Consumer & Other <1% CRE NOO 27% Multifamily 21% C&D 15% C&I 13% CRE OO 6% 1-4 Family 18% Consumer & Other <1% $0.8B Evolution of Loan Mix by Type 2015 1Q26 Intentional mix shift toward Multifamily has aligned with the build-out of talent and expertise in the segment and continued strong performance CRE Concentrations (ex. Multifamily) Have Trended Lower Multifamily / Bank Risk-Based Capital CRE (ex. Multifamily)1 / Bank Risk-Based Capital $4.4B 1 Includes nonowner-occupied CRE, construction and land development, and 1-4 family construction

CRE Concentration Driven by a Proven, Lower Risk Multifamily Portfolio 16 1 Includes formally subsidized properties (25%) and market rate properties with affordable set-asides (6%) 2 FDIC (data through 4Q25) 3 Includes nonowner-occupied CRE, construction and land development, and 1-4 family construction Class A 24% Class B 11% Class C 34% Affordable Housing 31% (0.20)% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Multi-family CRE 1-4 Family C&I C&D Consumer (ex. cards & auto) Total Loans Last 5 Years Last 10 Years Last 15 Years Last 20 Years Last 25 Years 1Q26 241% of Bank RBC Multifamily CRE (ex. Multifamily) 3 220% of Bank RBC 461% of Bank RBC Multifamily Makes Up Over Half of CRE Concentration Multifamily Lending Approach Multifamily Portfolio Characteristics Drive Track Record of Strong Asset Quality WA LTV Avg. Loan Size Avg. Debt/Unit NCOs (since 2005) 68% $3.0M $85K $62K • Bank of choice in the Twin Cities with expertise and differentiated service model • Greater tenant diversification compared to other asset classes • Positive market trends with reduced vacancy rates, strong absorption, and slower construction = favorable outlook for occupancy and rent growth • Market catalysts include relative affordability, steady population growth, low unemployment, strong wages, and shortage of single-family housing Low Historical Losses vs. Other Asset Classes Average Historical Net Charge-Off Rates (all FDIC-insured banks)2 Portfolio Balance Affordable Housing Mix1 $1.6B 31% Increased Focus on Affordable Housing Product Type Well-Diversified by Size 5-19 Units 9% 20-49 Units 25% 50-99 Units 31% 100+ Units 35% Size 1 Properties Primarily Located In-Market Minnesota 84% National 16% Location

Unique Expertise in Affordable Housing Dollars in millions 17 Data as of March 31, 2026 • Leveraging affordable housing expertise to support communities and clients in the Twin Cities and across the country • Active in the affordable housing space since 2008 • High barrier to entry due to complex nature of the transactions • Risk mitigants include working with experienced developers of scale across the country and the ongoing demand for affordable housing nationwide • 66% of the portfolio located in MN, 34% located out-of-state • Strong source of core deposit growth Expertise in the High-Quality Affordable Housing Space Multifamily 69% Construction 6% Land 2% Non-RE (equity bridge, TIF, etc.) 23% $708M Portfolio Mix $597 $581 $611 $652 $708 1Q25 2Q25 3Q25 4Q25 1Q26 Portfolio Growth Anatomy of an Affordable Housing Transaction Predevelopment Stage • Land acquisition (takedown) • Predevelopment financing • Entitlements and approvals Construction Stage • Construction financing • Equity investor contributions • Monthly draws Permanent Stage • Permanent financing • Final equity contributions • Stabilization and lease-up Sources of Funds ($000s) Budget Pre-development Construction Conversion Permanent 1st Mortgage Construction to Permanent Loan $ 20,000 $ - $ 20,000 $ - $ 20,000 LIHTC Equity 30,000 - 12,000 18,000 30,000 Equity Bridge Loan 15,000 - 15,000 (15,000) - Land Loan 2,000 2,000 - - - Corporate Line of Credit Advance 250 250 - - - Borrower Equity 500 500 - - - Letter of Credit (not drawn) 200 - - - - Total Source of Funds $ 67,950 $ 2,750 $ 47,000 $ 3,000 $ 50,000 Sample Affordable Housing Transaction 1 2 3 5 4 6 Corporate Line of Credit 6 1 4 Construction Loan 2 Letter of Credit Permanent Loan 5 Land Acquisition Financing 3 Equity Bridge Loan BWB has the ability to provide financing through one or more of the following parts of the transaction:

Continued Core Deposit Momentum 18 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 Dollars in millions Long track record of strong deposit growth… • Strong and growing brand taking market share in the Twin Cities • New client and banker acquisition opportunities due to M&A disruption, including ONB/Bremer merger • Niche deposit verticals including property management companies, title companies and affordable housing • Supplemented core deposits with wholesale funding to support future loan growth and manage interest rate risk 26% 20% 20% 21% 19% 13% 19% 21% 21% 21% 30% 25% 31% 8% 8% 32% 35% 8% 7% 5% 23% 28% 20% 19% 20% $3,417 $3,710 $4,087 $4,320 $4,306 2022 2023 2024 2025 1Q26 …with recent core deposit momentum $3,170 $3,186 $3,279 $3,351 $3,377 1Q25 2Q25 3Q25 4Q25 1Q26 • 1Q26 deposits declined $15M, or 1.4% annualized (up 3.4% YoY) • 1Q26 core deposit1 growth of $26M, or 3.2% annualized (up 6.5% YoY) • Core deposit growth continued while brokered deposit and CD balances declined on combined basis YoY • Deposit balances tend to be seasonally lower early in the year • Loan-to-deposit ratio of 101.5%, within the 95% to 105% target range Noninterest-Bearing Transaction Interest-Bearing Transaction Savings and Money Market Time Brokered Core Deposits1

Enhancing Balance Sheet Efficiency 19 Prepayment of FHLB Advances Sale of Municipal Bonds Sale of Treasuries 1Q26 Actions to Improve Forward Profitability While Generating a Gain on Sales of Securities Rationale Net Impact • Sold $146.5M of treasuries and unwound related derivatives • Resulted in a net pre-tax gain of $1.2M • Weighted average yield of 4.24% • Prepaid $97.5M of FHLB advances • Prepayment fee of $982K impacted noninterest expense in 1Q26 • Weighted average rate of 4.08% • Sold $62.0M of municipal bonds and unwound the related swaps • Resulted in a net pre-tax gain of $6.1M • Weighted average tax-equivalent yield of 5.18% • Sold $208.5M of securities • Pre-tax gain on sales of securities of $7.3M • Prepaid $97.5M of FHLB advances • FHLB prepayment expense of $982K • Opportunistically capitalize on interest rate volatility to enhance balance sheet efficiency and drive current and future earnings • Support future NIM expansion by repricing assets higher and repricing funding lower • Sell securities at a gain and redeploy capital into higher-yielding loans going forward • Reduce higher cost borrowings used to fund securities • Bolster capital levels

A Spread-Based Revenue Model 20 $24,631 $24,996 $25,599 $26,967 $30,208 $32,452 $34,091 $35,687 $36,647 $1,550 $1,763 $1,522 $2,533 $2,079 $3,627 $2,061 $3,148 $9,564 $26,181 $26,759 $27,121 $29,500 $32,287 $36,079 $36,152 $38,835 $46,211 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Revenue Growth Continues Dollars in thousands • Strong track record of revenue growth driven by steady net interest income growth • Spread-based revenue model with net interest income making up 92% of total revenue in 2025 • Recent increase in noninterest income driven by: • Swap fees ($1.9M over the past five quarters) • Investment advisory fees ($1.2M since FMCB acquisition in 4Q24) • 1Q26 noninterest income included one non-core item: • Sold $208.5M of securities for a gain of $7.3M Spread Based Revenue Model…With Increased Fee Income Mix Net Interest Income Noninterest Income

NIM Expansion and Net Interest Income Growth 21 Net Interest Margin1 Core Net Interest Income Loan Fees Net Interest Income and Margin Trends Net Interest Margin Roll-forward 1Q26 Net Interest Income / Net Interest Margin Commentary 1 Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% 2 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands Core NIM2 up 24 bps Core Net Interest Margin1,2 Purchase Accounting Accretion (PAA) $28,524 $30,815 $32,637 $34,051 $35,044 $719 $1,019 $966 $1,041 $1,257 $965 $618 $488 $595 $346 $30,208 $32,452 $34,091 $35,687 $36,647 2.51% 2.62% 2.63% 2.75% 2.99% 2.37% 2.49% 2.52% 2.62% 2.86% 1Q25 2Q25 3Q25 4Q25 1Q26 2.75% 0.21% 0.08% 0.08% (0.11)% (0.02)% 0.00% 0.02% (0.02)% 2.99% NIM (4Q25) Loan Fees Purchase Accounting Accretion Deposits Loans FHLB Advances Investments Cash Other NIM (1Q26) Net Interest Income • Net interest income growth of 3% from 4Q25, driven by strong net interest margin expansion • Average interest earnings assets declined $185M from 4Q25 Net Interest Margin • NIM increased 24 bps in 1Q26 • Lower deposit costs and higher loan yields following 4Q25 rate cuts • Higher loan fees related to continued loan payoff activity • Positive impact from balance sheet efficiency actions in 1Q26 • Expect slow NIM expansion over the near-term

Well Positioned to Benefit in a Rates-Down Environment 22 Fixed, 65% Variable, 23% Adjustable, 12% Loan Portfolio Mix Increasing Variable-Rate Mix Fixed Variable Adjustable 68% 67% 67% 65% 65% 17% 18% 19% 22% 23% 15% 15% 14% 13% 12% 1Q25 2Q25 3Q25 4Q25 1Q26 21% 22% 16% 17% 10% 14% $106 $111 $84 $90 $53 $72 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years 5+ Years 23% 18% 18% 14% 14% 13% $644 $503 $499 $403 $411 $382 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years 5+ Years Fixed-Rate Portfolio ($2.8B) Variable-Rate Portfolio ($1.0B) Adjustable-Rate Portfolio ($516M) Years to Maturity • Large fixed-rate portfolio provides support to total loan yields in a rates-down environment • $644M of fixed-rate loans maturing over the next year, with a weighted average yield of 5.73% Variable-Rate Loan Floors • Smaller variable-rate portfolio limits immediate repricing pressure in a rates-down environment • 66% of variable-rate portfolio have rate floors, with 85% of the floors at or above 5% • 96% of variable-rate loans are currently tied to SOFR or Prime Adjustable-Rate Repricing/Maturity Schedule • Adjustable-rate loans likely to reprice higher, even in a rates-down environment • $106M of adjustable-rate loans repricing or maturing over the next year, with a weighted average yield of 3.86% Dollars in millions Data as of March 31, 2026 WA Yield 5.73% 5.63% 5.33% 5.88% 5.70% 4.38% WA Yield 3.86% 4.79% 4.54% 6.00% 6.25% 4.62% 7% 8% 27% 50% 8% $45 $55 $181 $341 $55 Below 4% 4%-5% 5%-6% 6%-7% Above 7%

A Highly Efficient Business Model 23 41.5% 53.0% 57.9% 53.5% 56.3% 56.3% 60.9% 61.5% 57.8% 57.0% 2022 2023 2024 2025 1Q26 BWB An Efficiency Ratio1 Consistently Below Peers 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation. 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2026 (Source: S&P Capital IQ) What Makes BWB So Efficient? An Efficient Operating Culture With a CRE-Focused, Branch-Light Model ~2x as many assets per FTE employee compared to the peer bank median2 9 Branches (peer bank median2 : 38) ~4x as many assets per branch compared to the peer bank median2 The higher cost of funds associated with a branch-light model is more than offset by lower overall operating expenses Total Expenses to Average Earning Assets (1Q26) 1.77% 2.75% 2.66% 2.07% 4.43% 4.82% BWB Peer Bank Average Peer Bank Median2 2 Interest Expense / Avg. Earning Assets Noninterest Expense / Avg. Earning Assets

Modernizing Technology Tools to Support Growth and Efficiency 24 Client-Facing • Unified digital experience for consumer and small business clients • Updated user experience for commercial online banking • Predictive intelligence with data-driven engagement • Improved client service with consistent, responsive support and reliable outcomes Scalable core to support growth outlook Core Banking Platform IT Strategy: improve client interactions, streamline processes, automate activities and embrace digital transformation IT Decision-Making: driven by unconventional culture, enhancing the client experience and improving organizational efficiencies IT Current State Loan and Deposit Infrastructure • Unified, scalable, cloud-native operating system for commercial lending • Relationship management tools for personalized client interaction summaries and improved client service • Generative AI tools to augment banker productivity Workflow Automation and Analysis • Enhanced productivity and operational efficiency through streamlined workflows and automation • Centralized real-time data platform for secure, high-performance analytics • Improved accuracy and compliance with strengthened data security 2026 IT Focus Areas Enhancing the Digital Client Experience • Expanded investment in digital products that improve client interaction with evolving payment solutions Modernization of Core Banking • Unified core to create a consistent and modern experience • Scalable architecture to support bank growth and M&A API First Banking Architecture • Seamless integration for modular business services with easy access to third-party fintech services Workforce Transformation with AI Driven Automation • AI assistant tools for employees with automation of back-office workflows • Embedded AI across enterprise software tools to improve productivity Strengthening Cybersecurity and Fraud Detection • Behavioral biometrics • AI driven fraud and AML detection and continuous risk monitoring

Scaling Enterprise Risk Management Across a Growing Organization 25 Manage and mitigate dynamic risks while enhancing shareholder value, being responsive to clients and delivering simple solutions in unconventional ways BWB Risk Management Philosophy Enterprise Risk Management Attributes in Place Today at BWB • Proactively addressing top and emerging risks across all risk categories • Continuing to scale a risk framework aligned with growth • Communicating with and educating clients and team members about fraud prevention • Leveraging technology to enhance processes and controls while driving responsiveness • Reinforcing operational and financial resilience through all three lines of defense • Making investments to bolster organizational resiliency and third-party risk management • Proactively making incremental enhancements to CRA programs, including affordable housing and low to moderate income initiatives Making Investments to Proactively Identify and Mitigate Emerging Risks Credit Concentration Risk Information and Cybersecurity Risk Enterprise Risk and Compliance Financial Risk • Strong credit underwriting and administration program • Proactive credit risk oversight, analytics and portfolio monitoring as well as building upon the Bank’s stress testing capabilities • Expertise and specialization in key portfolios, including multifamily and affordable housing • Investing in enhanced infrastructure and security protocols, including planned disaster recovery and business continuity expansion • Proactively leveraging technology to meet the evolving digital needs of clients while maintaining safety and security • Developing effective risk culture and awareness model with ongoing training initiatives and tabletop simulations • Focusing on recruitment and retention of highly skilled risk professionals • Proactively monitoring internal and external trends to quantify changes in risk profile • Maintaining compliance with evolving regulatory expectations and broadening suite of products and services • Monitoring and managing balance sheet growth with an eye toward economic and interest rate volatility • Actively monitoring, maintaining and strategically deploying liquidity while developing long-term strategies for capital preservation • Enhancing enterprise stress testing to evaluate capital impact in various scenarios • Broadening the Bank’s liquidity risk management tools through expanded digital offerings and enhancements to the client experience

A Strong Credit Culture 26 5-Year Peak Annual Net Charge-off Ratio vs. Peers 5-Year Peak Quarterly Nonperforming Assets2 / Assets vs. Peers 0.05% BWB Peer Bank Median1 0.18% 0.41% BWB Peer Bank Median1 0.69% 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2026 (Source: S&P Capital IQ) 2 Nonaccrual loans, loans 90 days past due and foreclosed assets Data as of March 31, 2026 Asset Quality Consistently Outperforms Peers Consistent Underwriting Standards Active Credit Oversight Experienced Banking and Credit Teams • Robust credit policy and underwriting guidelines for all types of lending • No significant changes in portfolio composition – continued focus on multifamily expertise • No individual credit authority for lending staff • Enhanced credit concentration monitoring • Ongoing covenant testing to assess potential risks early • Proactively addressing repricing risk to identify potential cash flow strain well ahead of maturity • Seasoned credit team supporting loan growth and credit risk management • Solid lender and credit analyst expertise across segments, geographies and relationships

Credit Risk Management and Oversight Driving Strong Asset Quality 27 $639 $919 $301 $22,034 $11,715 0.01% 0.02% 0.01% 0.41% 0.22% 2022 2023 2024 2025 1Q26 $47,996 $50,494 $52,277 $56,443 $57,277 1.34% 1.36% 1.35% 1.31% 1.31% 2022 2023 2024 2025 1Q26 Nonperforming Assets2 1Q26 resolution of loan moved to nonaccrual in 4Q25 Allowance for Credit Losses Well-reserved compared to peer median ACL/Loans of 1.18%1 $(276) $202 $1,231 $1,484 $516 (0.01)% 0.01% 0.03% 0.04% 0.05% 2022 2023 2024 2025 1Q26 Net Charge-Offs NCOs remain at relatively low levels Net Charge-Offs % of Average Loans $28,049 $35,858 $21,791 $52,956 $43,074 5.5% 6.5% 3.8% 8.5% 6.5% 2022 2023 2024 2025 1Q26 Substandard Loans Manageable levels of Substandard loans Substandard Loans % of Total Bank Capital ACL % of Gross Loans 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2026 (Source: S&P Capital IQ) 2 Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets Dollars in thousands NPAs % of Assets

High Quality Securities Portfolio 28 Rating Mix Derivatives Portfolio Offsetting AOCI Impact (dollars in thousands) MTM Securities MTM Derivatives Net Impact on AOCI1 • No held-to-maturity securities • Securities portfolio average duration of 6.2 years • Average securities portfolio yield of 4.73% • AOCI / Total Risk-Based Capital of (0.9)% vs. peer bank median of (3.4)%2 33% 36% 31% 31% 40% 15% 15% 29% 31% 35% 17% 18% 13% 12% 17% 23% 20% 18% 19% 12% 11% 9% 7% 8% $765 $744 $826 $776 $567 1Q25 2Q25 3Q25 4Q25 1Q26 Mortgage-Backed Securities Municipal Bonds U.S. Treasuries Securities Available for Sale Portfolio (dollars in millions) Other Corporate Securities AAA 27% AA 44% A 4% BBB 9% BB 0% NR 16% 1 Includes the tax-effected impact of $4,581 in 1Q25 and $2,331 in 1Q26 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of December 31, 2025 (Source: S&P Capital IQ) $(37,806) $(20,396) $19,389 $15,606 $(11,359) $(5,780) 1Q25 1Q26

Ample Liquidity and Borrowing Capacity 29 Liquidity Position with 2.2x Coverage of Uninsured Deposits Significantly Enhanced Liquidity Position Since 2022 11.9% 12.4% 12.5% 11.5% 12.4% 34.0% 32.7% 32.1% 35.0% 36.1% $2,357 $2,384 $2,393 $2,510 $2,586 1Q25 2Q25 3Q25 4Q25 1Q26 Off-Balance Sheet Liquidity as a % of Assets On-Balance Sheet Liquidity as a % of Assets Funding Source 12/31/2022 3/31/2026 Change Cash and Cash Equivalents $ 4 8 $ 202 $ 154 Unpledged Securities1 549 460 (89) FHLB Capacity 391 785 394 FRB Discount Window 158 882 724 Unsecured Lines of Credit 208 220 12 Secured Line of Credit 26 3 7 11 Total $ 1,380 $ 2,586 $ 1,206 Available Balance 1 Excludes $107M of pledged securities at March 31, 2026 Dollars in millions

Strong Capital Position to Support Growth 1 30 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Capital Priorities 1 3 2 Organic Growth Share Repurchases M&A 4 Dividends Drive profitability by supporting a proven organic loan growth engine Opportunistically return capital to shareholders by buying back stock based on valuation, capital levels and other uses of capital Review and evaluate M&A opportunities that complement BWB’s business model Have not historically paid a common stock dividend given market share opportunities 7.23% 7.39% 7.61% 7.73% 7.72% 7.90% 8.17% 7.36% 7.48% 7.40% 7.71% 8.01% 8.34% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 8.48% 8.72% 9.07% 9.16% 9.21% 9.41% 9.79% 9.08% 9.03% 9.03% 9.08% 9.17% 9.53% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Common Equity Tier 1 Capital Ratio Tangible Common Equity Ratio1 Recent Capital Actions • Launched an at-the-market (ATM) offering in February 2026 for the sale from time-to-time of up to $50M of common stock • No shares sold in 1Q26 • $13.1M remaining under current share repurchase authorization as of March 31, 2026 • No share repurchases in 1Q26

Near-Term Expectations 31 Balance Sheet Growth Net Interest Margin Expenses Capital Levels • High single digit loan growth over the course of 2026, dependent on the pace of core deposit growth • Focus on profitable growth while aligning loan growth with core deposit growth over time • Target loan-to-deposit ratio between 95% and 105% • Slow NIM expansion over the near-term • Dependent on changes in interest rates and shape of the yield curve (assumes no rate cuts in 2026) • Continued net interest income growth due to NIM expansion and loan growth outlook • Noninterest expense growth in line with asset growth over time • Continued investments in people and technology initiatives • Alignment of provision expense with loan growth and overall asset quality • Maintain stable capital levels in the current environment given the stronger growth outlook • Opportunistic and nimble approach to capital, focused on enhancing shareholder value and supporting the balance sheet, whether as a purchaser or issuer

2026 Strategic Priorities 32 Optimize Levels of Profitable Growth Continue to Gain Loan and Deposit Market Share Expand Reach of the Affordable Housing Vertical Leverage Technology to Support Business Growth • Leverage elevated loan demand and pipelines to drive organic loan growth • Continue to align loan growth with core deposit growth over time • Drive NIM expansion in the lower interest rate environment • Maintain strong credit quality through consistent underwriting standards and active credit oversight • Take local deposit and loan market share by being the bank-of-choice for clients wanting to bank local in the Twin Cities • Expand expertise and capacity across targeted verticals, such as affordable housing, women business leaders, nonprofits, and SBA • Leverage marketplace disruption in the Twin Cities to attract new clients and top talent • Evaluate M&A opportunities that support our business model and growth outlook • Leverage affordable housing expertise to grow client base across the Twin Cities and nationally • Enhance our national presence as an affordable housing lender while building infrastructure for long-term growth • Expand and enhance perm product offering to drive additional loan and swap fee income • Continue to earn strong core deposits through affordable housing transactions • Leverage recent technology investments to support growth and enhance workflow efficiencies • Develop AI strategies to enhance operational efficiencies, strengthen client relationships, and empower team members • Modernize core banking for scalable growth with open architecture and easy access to third party services • Expand investment in digital products to improve the client experience Year-to-Date Progress (1Q26) • NIM expansion of 24 bps • Low levels of net charge-offs and nonperforming assets • Loan growth of 5.5% annualized • Core deposit1 growth of 3.2% annualized • Affordable housing balances up $57M, or 35% annualized • Completing foundational work to help support AI implementation 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000

33 APPENDIX

Reconciliation of Non-GAAP Financial Measures 34 Dollars in thousands March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Core Loan Yield Loan Interest Income (Tax-Equivalent Basis) $ 53,979 $ 58,122 $ 60,317 $ 61,746 $ 62,102 Less: Loan Fees (719) (1,019) (966) (1,041) (1,257) Loan Accretion (342) (425) (380) (546) (324) Core Loan Interest Income $ 52,918 $ 56,678 $ 58,971 $ 60,159 $ 60,521 Average Loans $ 3,899,258 $ 4,064,540 $ 4,132,987 $ 4,239,936 $ 4,336,869 Core Loan Yield 5.50% 5.59% 5.66% 5.63% 5.66% Efficiency Ratio: Noninterest Expense $ 18,136 $ 18,941 $ 19,956 $ 20,238 $ 22,170 Less: Amortization Intangible Assets (230) (230) (230) (231) (226) Adjusted Noninterest Expense $ 17,906 $ 18,711 $ 19,726 $ 20,007 $ 21,944 Net Interest Income $ 30,208 $ 32,452 $ 34,091 $ 35,687 $ 36,647 Noninterest Income 2,079 3,627 2,061 3,148 9,564 Less: (Gain) Loss on Sales of Securities (1) (474) (59) (80) (7,251) Adjusted Operating Revenue $ 32,286 $ 35,605 $ 36,093 $ 38,755 $ 38,960 Efficiency Ratio 55.5% 52.6% 54.7% 51.6% 56.3% Adjusted Efficiency Ratio: Noninterest Expense $ 18,136 $ 18,941 $ 19,956 $ 20,238 $ 22,170 Less: Amortization Intangible Assets (230) (230) (230) (231) (226) Less: Merger-related Expenses (565) (540) (530) (346) - Less: FHLB Advance Prepayment/Debt Redepmption Loss - - - - (982) Adjusted Noninterest Expense $ 17,341 $ 18,171 $ 19,196 $ 19,661 $ 20,962 Net Interest Income $ 30,208 $ 32,452 $ 34,091 $ 35,687 $ 36,647 Noninterest Income 2,079 3,627 2,061 3,148 9,564 Less: (Gain) Loss on Sales of Securities (1) (474) (59) (80) (7,251) Less: FHLB Advance Prepayment Income - (301) - - - Adjusted Operating Revenue $ 32,286 $ 35,304 $ 36,093 $ 38,755 $ 38,960 Adjusted Efficiency Ratio 53.7% 51.5% 53.2% 50.7% 53.8% Adjusted Noninterest Expense to Average Assets: Noninterest Expense $ 18,136 $ 18,941 $ 19,956 $ 20,238 $ 22,170 Less: Merger-related Expenses (565) (540) (530) (346) - Less: FHLB Prepayment Penalty - - - - (982) Adjusted Noninterest Expense $ 17,571 $ 18,401 $ 19,426 $ 19,892 $ 21,188 Average Assets $ 5,071,446 $ 5,162,182 $ 5,372,443 $ 5,438,555 $ 5,242,761 Adjusted Noninterest Expense to Average Assets (ann.) 1.41% 1.43% 1.43% 1.45% 1.64% As of and for the quarter ended, March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Pre-Provision Net Revenue: Noninterest Income $ 2,079 $ 3,627 $ 2,061 $ 3,148 $ 9,564 Less: (Gain) Loss on Sales of Securities (1) (474) (59) (80) (7,251) Less: FHLB Advance Prepayment Income - (301) - - - Total Operating Noninterest Income 2,078 2,852 2,002 3,068 2,313 Plus: Net Interest Income 30,208 32,452 34,091 35,687 36,647 Net Operating Revenue $ 32,286 $ 35,304 $ 36,093 $ 38,755 $ 38,960 Noninterest Expense $ 18,136 $ 18,941 $ 19,956 $ 20,238 $ 22,170 Total Operating Noninterest Expense $ 18,136 $ 18,941 $ 19,956 $ 20,238 $ 22,170 Pre-provision Net Revenue $ 14,150 $ 16,363 $ 16,137 $ 18,517 $ 16,790 Plus: Non-Operating Revenue Adjustments 1 775 59 80 7,251 Less: Provision for Credit Losses 1,500 2,000 1,100 1,450 1,200 Less: Provision for Income Taxes 3,018 3,618 3,495 3,813 5,435 Net Income $ 9,633 $ 11,520 $ 11,601 $ 13,334 $ 17,406 Average Assets $ 5,071,446 $ 5,162,182 $ 5,372,443 $ 5,438,555 $ 5,242,761 Pre-Provision Net Revenue Return on Average Assets 1.13% 1.27% 1.19% 1.35% 1.30% Adjusted Pre-Provision Net Revenue: Net Operating Revenue $ 32,286 $ 35,304 $ 36,093 $ 38,755 $ 38,960 Noninterest Expense $ 18,136 $ 18,941 $ 19,956 $ 20,238 $ 22,170 Less: Merger-related Expenses (565) (540) (530) (346) - Less: FHLB Prepayment Income - - - - (982) Adjusted Total Operating Noninterest Expense $ 17,571 $ 18,401 $ 19,426 $ 19,892 $ 21,188 Adjusted Pre-Provision Net Revenue $ 14,715 $ 16,903 $ 16,667 $ 18,863 $ 17,772 Adjusted Pre-Provision Net Revenue Return on Average Assets 1.18% 1.31% 1.23% 1.38% 1.37% Core Net Interest Margin Net Interest Income (Tax-equivalent Basis) $ 30,464 $ 32,770 $ 34,614 $ 36,447 $ 37,395 Less: Loan Fees (719) (1,019) (966) (1,041) (1,257) Purchase Accounting Accretion: Loan Accretion (342) (425) (380) (546) (324) Bond Accretion (578) (152) (89) (33) (22) Bank-Owned Certificates of Deposit Accretion (7) (4) (6) (16) - Deposit Certificates of Deposit Accretion (38) (37) (13) - - Total Purchase Accounting Accretion (965) (618) (488) (595) (346) Core Net Interest Income (Tax-equivalent Basis) $ 28,780 $ 31,133 $ 33,160 $ 34,811 $ 35,792 Average Interest Earning Assets $ 4,928,283 $ 5,019,058 $ 5,223,139 $ 5,264,700 $ 5,079,430 Core Net Interest Margin 2.37% 2.49% 2.52% 2.62% 2.86% As of and for the quarter ended,

Reconciliation of Non-GAAP Financial Measures 35 Dollars in thousands December 31, 2022 December 31, 2023 December 31, 2024 December 31, 2025 Efficiency Ratio: Noninterest Expense $ 56,620 $ 59,320 $ 63,300 $ 77,271 Less: Amortization Intangible Assets (191) (100) (78) (921) Adjusted Noninterest Expense $ 56,429 $ 59,220 $ 63,222 $ 76,350 Net Interest Income $ 129,698 $ 105,174 $ 102,193 $ 132,438 Noninterest Income 6,332 6,493 7,368 10,915 Less: (Gain) Loss on Sales of Securities (82) 3 3 (385) (614) Adjusted Operating Revenue $ 135,948 $ 111,700 $ 109,176 $ 142,739 Efficiency Ratio 41.5% 53.0% 57.9% 53.5% As of and for the year ended, March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Tangible Common Equity / Tangible Assets Total Shareholders' Equity $ 468,975 $ 476,282 $ 497,463 $ 517,095 $ 528,424 Less: Preferred Stock (66,514) (66,514) (66,514) (66,514) (66,514) Total Common Shareholders' Equity 402,461 409,768 430,949 450,581 461,910 Less: Intangible Assets (19,602) (19,372) (19,142) (18,912) (18,685) Tangible Common Equity $ 382,859 $ 390,396 $ 411,807 $ 431,669 $ 443,225 Total Assets $ 5,136,808 $ 5,296,673 $ 5,359,994 $ 5,407,002 $ 5,335,396 Less: Intangible Assets (19,602) (19,372) (19,142) (18,912) (18,685) Tangible Assets $ 5,117,206 $ 5,277,301 $ 5,340,852 $ 5,388,090 $ 5,316,711 Tangible Common Equity / Tangible Assets 7.48% 7.40% 7.71% 8.01% 8.34% Return on Average Tangible Common Equity Net Income Available to Common Shareholders $ 8,620 $ 10,506 $ 10,588 $ 12,320 $ 16,393 Average Shareholders' Equity $ 465,408 $ 471,700 $ 485,869 $ 509,655 $ 524,825 Less: Average Preferred Stock (66,514) (66,514) (66,514) (66,514) (66,514) Average Common Equity 398,894 405,186 419,355 443,141 458,311 Less: Effects of Average Intangible Assets (19,738) (19,504) (19,274) (19,042) (18,816) Average Tangible Common Equity $ 379,156 $ 385,682 $ 400,081 $ 424,099 $ 439,495 Return on Average Tangible Common Equity 9.22% 10.93% 10.50% 11.53% 15.13% As of and for the quarter ended, March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Adjusted Diluted Earnings Per Common Share Net Income Available to Common Shareholders $ 8,620 $ 10,506 $ 10,588 $ 12,320 $ 16,393 Add: Merger-related Expenses 565 540 530 346 - Add: FHLB Prepayment Penalties - - - - 982 Less: FHLB Advance Prepayment Income - (301) - - - Less: (Gain) Loss on Sales of Securities (1) (474) (59) (80) (7,251) Total Adjustments 564 (235) 471 266 (6,269) Less: Tax Impact of Adjustments (135) 56 (110) (59) 1,492 Adjusted Net Income Available to Common $ 9,049 $ 10,327 $ 10,949 $ 12,527 $ 11,616 Diluted Weighted Average Shares Outstanding 28,036,506 27,998,008 28,190,406 28,354,756 28,490,176 Adjusted Diluted Earnings Per Common Share $ 0.32 $ 0.37 $ 0.39 $ 0.44 $ 0.41 Adjusted Return on Average Assets Net Income $ 9,633 $ 11,520 $ 11,601 $ 13,334 $ 17,406 Add: Total Adjustments 564 (235) 471 266 (6,269) Less: Tax Impact of Adjustments (135) 56 (110) (59) 1,492 Adjusted Net Income $ 10,062 $ 11,341 $ 11,962 $ 13,541 $ 12,629 Average Assets $ 5,071,446 $ 5,162,182 $ 5,372,443 $ 5,438,555 $ 5,242,761 Adjusted Return on Average Assets 0.80% 0.88% 0.88% 0.99% 0.98% Adjusted Return on Average Tangible Common Equity Adjusted Net Income Available to Common Shareholders $ 9,049 $ 10,327 $ 10,949 $ 12,527 $ 11,616 Average Tangible Common Equity $ 379,156 $ 385,682 $ 400,081 $ 424,099 $ 439,495 Adjusted Return on Average Tangible Common Equity 9.68% 10.74% 10.86% 11.72% 10.72% As of and for the quarter ended,

Reconciliation of Non-GAAP Financial Measures 36 Tangible Book Value Per Share December 31, 2016 March 31, 2017 June 30, 2017 September 30, 2017 December 31, 2017 March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 Book Value Per Common Share $ 4.69 $ 4.91 $ 5.23 $ 5.43 $ 5.56 $ 6.62 $ 6.85 $ 7.01 $ 7.34 $ 7.70 Less: Effects of Intangible Assets (0.16) (0.16) (0.16) (0.16) (0.16) (0.13) (0.12) (0.12) (0.12) (0.12) Tangible Book Value Per Common Share $ 4.53 $ 4.75 $ 5.07 $ 5.27 $ 5.40 $ 6.49 $ 6.73 $ 6.89 $ 7.22 $ 7.58 Total Common Shares 24,589,861 24,589,861 24,589,861 24,629,861 24,679,861 30,059,374 30,059,374 30,059,374 30,097,274 30,097,674 Tangible Book Value Per Share June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 Book Value Per Common Share $ 7.90 $ 8.20 $ 8.45 $ 8.61 $ 8.92 $ 9.25 $ 9.43 $ 9.92 $ 10.33 $ 10.73 Less: Effects of Intangible Assets (0.12) (0.12) (0.12) (0.12) (0.12) (0.12) (0.12) (0.12) (0.12) (0.11) Tangible Book Value Per Common Share $ 7.78 $ 8.08 $ 8.33 $ 8.49 $ 8.80 $ 9.13 $ 9.31 $ 9.80 $ 10.21 $ 10.62 Total Common Shares 28,986,729 28,781,162 28,973,572 28,807,375 28,837,560 28,710,775 28,143,493 28,132,929 28,162,777 28,066,822 Tangible Book Value Per Share December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Book Value Per Common Share $ 11.09 $ 11.12 $ 11.14 $ 11.44 $ 11.80 $ 12.05 $ 12.25 $ 12.47 $ 12.94 $ 13.30 Less: Effects of Intangible Assets (0.11) (0.11) (0.11) (0.11) (0.11) (0.10) (0.10) (0.10) (0.10) (0.10) Tangible Book Value Per Common Share $ 10.98 $ 11.01 $ 11.03 $ 11.33 $ 11.69 $ 11.95 $ 12.15 $ 12.37 $ 12.84 $ 13.20 Total Common Shares 28,206,566 28,150,389 27,677,372 27,587,978 27,751,950 27,845,244 27,973,995 28,015,505 27,748,965 27,589,827 Tangible Book Value Per Share June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Book Value Per Common Share $ 13.63 $ 14.06 $ 14.21 $ 14.60 $ 14.92 $ 15.62 $ 16.23 $ 16.60 Less: Effects of Intangible Assets (0.10) (0.10) (0.72) (0.71) (0.71) (0.69) (0.68) (0.67) Tangible Book Value Per Common Share $ 13.53 $ 13.96 $ 13.49 $ 13.89 $ 14.21 $ 14.93 $ 15.55 $ 15.93 Total Common Shares Outstanding 27,348,049 27,425,690 27,552,449 27,560,150 27,470,283 27,584,732 27,759,970 27,832,867 As of and for the quarter ended, As of and for the quarter ended, As of and for the quarter ended, As of and for the quarter ended,